SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                               FORM 8-K


                           CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                            July 9, 2003
                            ------------
                            Date of Report
                  (Date of Earliest Event Reported)

                    SOUTHERN SOFTWARE GROUP, INC.
                    ----------------------------
       (Exact Name of Registrant as Specified in its Charter)

    DELAWARE              1-12536                11-2964894
    ------               ---------               ----------
(State or other     (Commission File No.)   (IRS Employer I.D. No.)
 Jurisdiction)

                       1598 Whitehall Road, Suite E
                         Anapolis, Maryland  21401
                      ------------------------------
                 (Address of Principal Executive Offices)

                           (410) 757-2728
                            --------------
                     Registrant's Telephone Number

                                  N/A
                                  ---
        (Former Name or Former Address if changed Since Last Report)

Item 7.  Financial Statements and Exhibits.

     (c) Exhibits.

     Exhibit No.                 Exhibit Description
     -----------                 -------------------

         99                      Press Release

     * Summaries of any exhibit are modified in their entirety by this reference to each exhibit.

Item 9.  Regulation FD Disclosure

     See Exhibit 99, Press Release dated July 9, 2003, a copy of which is attached hereto and incorporated herein by reference.



                                  SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SOUTHERN SOFTWARE GROUP, INC.


Date:   7/9/03                           /s/ Ernest Wagner
     --------------                   -------------------------------------
                                        Ernest Wagner
                                        Director and President